SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement.
[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2)).
[ ]      Definitive Proxy Statement.
[X]      Definitive Additional Materials.
[ ]      Soliciting Material Pursuant to sec. 240.14a-12.

   Pioneer Bond Fund                           Pioneer Real Estate Shares
   Pioneer Emerging Markets Fund               Pioneer Research Fund
   Pioneer Equity Income Fund                  Pioneer Select Growth Fund
   Pioneer Equity Opportunity Fund             Pioneer Select Value Fund
   Pioneer Europe Select Equity Fund           Pioneer Series Trust I
   Pioneer Fund                                Pioneer Series Trust II
   Pioneer Fundamental Growth Fund             Pioneer Series Trust III
   Pioneer High Yield Fund                     Pioneer Series Trust IV
   Pioneer Ibbotson Allocation Series          Pioneer Series Trust V
   Pioneer Independence Fund                   Pioneer Series Trust VI
   Pioneer International Equity Fund           Pioneer Series Trust VII
   Pioneer International Value Fund            Pioneer Short Term Income Fund
   Pioneer Mid Cap Growth Fund                 Pioneer Small Cap Value Fund
   Pioneer Mid Cap Value Fund                  Pioneer Strategic Income Fund
   Pioneer Money Market Trust                  Pioneer Tax Free Income Fund
   Pioneer Protected Principal Trust           Pioneer Value Fund


               (Name of Registrant(s) as Specified in its Charter)

                                       N/A

      -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3)   Per unit price or other underlying value of transaction
              computed pursuant to
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              Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         5)   Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ]      Check box if any part of the fee is offset as provided by Exchange
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         fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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         2)   Form, Schedule or Registration Statement No.:

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         4)   Date Filed:




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[Pioneer Logo]

IMPORTANT NOTICE:  PIONEER FUNDS

           SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON: May 13, 2008

We are sending you proxy material relating to a special meeting of shareholders of Pioneer Funds, scheduled for May 13, 2008 at 2:00p.m., Eastern Time. Please read the material before casting your vote.

We encourage you to utilize one of the following options today to record your vote:

-> To vote by TouchTone telephone, call 1-866-241-6192.
-> To vote by Internet, log into www.proxy-direct.com/pioneer.
   You will need your control number and security code found on your proxy card(s) to vote by Internet or TouchTone telephone.
-> To vote by mail, sign and date the proxy card(s) and return it/them in the enclosed postage-paid reply envelope.

                 Remember, your vote counts. Please vote today.

If you have any questions regarding the proposals, please call Computershare Fund Services, your Fund's proxy agent, at 1-866-526-4104. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m., and Saturday from Noon to 6:00 p.m., Eastern Time.

Your vote will help reduce the need for additional solicitation efforts or costly meeting adjournments. As the special meeting approaches, certain shareholders of each Fund may receive a telephone call from a representative of Computershare Fund Services if their votes have not yet been received.

Thank you for your prompt attention to this matter.



Securities offered through Pioneer Funds Distributor, Inc., 60 State Street, Boston, MA. 02109
Underwriter of Pioneer mutual funds, Member SIPC
(C)2008 Pioneer Investments. o pioneerinvestments.com 21919-00-0508